United States Securities and Exchange Commission

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

______________

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

January 3, 2008

______________

Date of Report

[Date of Earliest Event Reported]

LIPIDVIRO TECH, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-49655	87-0678927
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1338 South Foothill Blvd. #126

Salt Lake City, Utah 84108

(Address of Principal Executive Offices)

(801) 583-9900

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 3, 2008, LipidViro Tech, Inc., a Utah corporation (“LipidViro Utah”), which is a wholly-owned subsidiary of LipidViro Tech, Inc., a Nevada corporation (the “Company”), entered into an Option Agreement with AcquiSci, Inc., a New Jersey corporation (“AcquiSci”).  In consideration of the sum of $100, LipidViro Utah granted to AcquiSci an option to purchase certain technology owned by LipidViro Utah, which comprises substantially all of its assets (the “Technology”) for a period of 60 days from the date of the Option Agreement.  AcquiSci may exercise its option by executing the Agreement to Purchase Technology (the “Purchase Agreement”) that is attached as Exhibit “B” to the Option Agreement.

Under the Purchase Agreement, AcquiSci may purchase the Technology by delivering to LipidViro Utah:

(a)

the sum of $1.00;

(b)

executed releases of all claims against the Company and LipidViro Utah by Joseph Latino; Geribald Investments; Linda Sharkus; and Acquis Associates;

(c)

(i) 616,000 shares of the Company’s common stock; (ii) a Class A Warrant to purchase 560,000 shares of the Company’s common stock; and (iii) a Class B Warrant to purchase 560,000 shares of the Company’s common stock, all of which are owned by Mr. Latino and/or Geribald Investments; and

(d)

(i) 295,793 shares of the Company’s common stock; and (ii) a Class A Warrant to purchase 70,000 shares of the Company’s common stock, all of which are held by Ms. Sharkus and/or Acquis Associates.

Ms. Sharkus is a former director of the Company and Mr. Latino is a former consultant to the Company and a co-inventor of the Company’s technology.  In addition, Ms. Sharkus is the majority owner and controlling party of Acquis Associates and Mr. Latino is the majority owner and controlling party of Geribald Investments.

The parties have executed the Purchase Agreement and releases and AcquiSci has deposited the sum of $1.00 and the above-referenced shares and warrants with its counsel pending closing of the transaction.  Closing will be subject to the approval of the Company’s majority stockholders and compliance with Regulation 14A or Regulation 14C of the Securities and Exchange Commission, as applicable.  Copies of the Option Agreement and the Purchase Agreement are attached as exhibits hereto and incorporated herein by reference.  See the Exhibit Index, Item 9.01 of this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description of Exhibit

10.1

Option Agreement

10.2

Agreement to Purchase Technology

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPIDVIRO TECH, INC.

Date:	1-24-08	By:	/s/Kenneth P. Hamik

Kenneth P. Hamik, President, Chief Executive Officer and Director